Exhibit 99.2
Acquisition of Bank of America's Securitization Trust Administration Business November 15, 2010

2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Transaction Summary Acquisition of Bank of America's U.S and European CDO, CMBS, RMBS and ABS Securitization Trust Administration Business Solidifies U.S. Bank as a top tier provider of corporate trust services Adds revenues of more than $100 million and deposits of more than $10 billion Purchase agreement includes standard indemnifications and representations In this transaction, U.S. Bank is only acquiring relationships that include agreement terms that provide standard protections to the trustee Cash purchase price of up to $35 million One-time merger expenses are anticipated to be $40 to $45 million Acquisition is expected to significantly exceed U.S. Bancorp's internal financial hurdles Minimal impact on Tier 1 Common ratio Anticipated to be accretive to GAAP EPS and cash EPS post conversion in 2012 Subject to certain regulatory approvals

Strategic Rationale Opportunity to increase U.S. structured finance trust business pro-forma ranking to #1 with market share increasing from 18.1% to 30.0% (1/1/05 through 10/27/10) Strong complement to existing U.S. Bank Corporate Trust business Cost take-outs result from leveraging existing platforms and scale As capital markets strengthen, U.S. Bank Corporate Trust will be well positioned with new/expanded client relationships and the addition of experienced personnel Provides an entry point in Europe with offices in Ireland and London, England to expand the distribution and product offerings of U.S. Bank Corporate Trust

Enhances Current Market Position Acquisition improves U.S. Bank's market position within the U.S. structured finance trust business Complements U.S. Bank's current market position in U.S. corporate and municipal trust business

Added Scale U.S. Bank Bank of America Combined Client Issuances 112,797 2,153 114,950 Assets under Administration $2.9 trillion $1.1 trillion $4.0 trillion Deposits $24.0 billion $10.5 billion $34.5 billion Document Custody Files 6.0 million files 2.5 million files 8.5 million files U.S. Office Locations 48 2 50 International Locations 1 2 3

U.S. Bank Corporate Trust Services 1 2 4 5 Revenue 54.06 37.14 5 4 Trustee Paying Agent Escrow Agent Document Custody 2011 revenue forecast Revenue by Business Segment Successful Growth Through Acquisition Municipal, Corporate & Escrow 54% Structured 37% Document Custody Services 5% Default 4% Bank of America (Global CDO, CMBS and Projected RMBS Securitization Trust Administration Business) 4Q 2010 First Citizens Bank (Municipal Trust) 3Q 2009 AmeriServ (Corporate Trust) 2Q 2009 LaSalle (Municipal Trust) 4Q 2006 SunTrust (Corporate & Municipal Trust) 3Q 2006 Wachovia (Corporate Trust & Custody) 4Q 2005 National City Bank (Corporate Trust) 2Q 2004 State Street (Corporate Trust) 4Q 2002 First Security Investor Reporting (Tax & Bond Admin) 2Q 2002 Firstar Corporation 1Q 2001 Fleet Bank (Document Custody Services) 1Q 1999 Reliance Trust Company (Corporate Trust) 1Q 1999 Comerica (Corporate Trust) 1Q 1997 FirsTier Bank 1Q 1996 Bank of America (Corporate Trust) 2Q 1995 Morgan Guaranty Trust (Corporate Trust) 3Q 1994 U.S. Bank (Corporate Trust) (Prior to FBS/USB merger) 1Q 1993 Bankers Trust Company of California, N.A. 3Q 1992

Role of the Trustee in MBS What is a mortgage backed security? A mortgage backed security is a security on which the payments are derived from the cash flow generated by a pool of mortgages The Servicer collects payments on the loans and sends the funds to the Trustee The Trustee then distributes these funds to the security investors following priorities specified by the transaction documents Servicer role and responsibilities The Servicer is appointed in the transaction document to collect payments on the loans and maintain loan level detail for the investors The Servicer is responsible for enforcing the terms of each mortgage loan, including declaring default and foreclosing on the property, and has the ability to modify terms within limitations specified by the transaction documents Trustee role and responsibilities The Trustee: Performs administrative functions for the transaction such as maintaining bank accounts and holder records, receiving payments from servicers, and distributing funds and reports to investors as directed The Trustee does not : Initiate, and has no authority over, the foreclosure process Under standard trust agreements, have any duty to investigate on its own for the purpose of detecting defaults, fraud, or other breaches by the servicer; but will do so on behalf of the investors if given authority per terms established by the documents

Transaction Timeline November 2010 Announce Acquisition December 2010 Acquisition Close 3Q 2011 Acquisition Conversion Conversion schedule designed to: Maximize customer retention Build on integration experience and successful execution of 18 trust business transactions over the past 20 years